ASTON FUNDS

ASTON/Fairpointe Mid Cap Fund

Supplement dated August 26, 2016 to the

Summary Prospectus, dated March 1, 2016

The following information supplements and supersedes any information to the contrary in the Summary Prospectus of ASTON/Fairpointe Mid Cap Fund (the “Fund”) dated March 1, 2016.

The Fund’s Board of Trustees approved management’s proposals to change certain fees paid by the Fund effective as of October 1, 2016. Management’s proposals are designed to implement consistent fee structures across the AMG Funds and Aston Funds complex of funds, in connection with the planned integration of the AMG Funds and Aston Funds fund families in October. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. More information about the fee changes is provided below.

The Board approved management’s proposals to change certain fees paid by the Fund, revising the administrative fee paid by the Fund and increasing the shareholder servicing fees paid by shares of the Fund while reducing the management fee. The management fee will be reduced as shown in the table below. These changes do not increase the overall fees incurred by shareholders of the Fund.

Current Management Fee (as a percent of net assets)	New Management Fee (as a percent of net assets)	Net Assets
0.80%	0.70%	for the first $100 million
0.75%	0.65%	for the next $300 million
0.70%	0.60%	over $400 million

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP FAIRMID 0816